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                                                                   EXHIBIT 10.11

                      SECOND AMENDMENT TO CREDIT AGREEMENT
                                   (TERM LOAN)

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT ("Second Amendment") is made as of August 24, 2001 ("Effective Date"), by and between U.S. PREMIUM BEEF, LTD., a marketing cooperative formed under the laws of the State of Kansas, ("Borrower"), whose mailing address is 12200 North Ambassador Drive, Kansas City, Missouri 64163, and COBANK, ACB ("CoBank"), as agent for the benefit of the Syndication Parties (in that capacity, "Agent"), whose mailing address is 5500 South Quebec Street, Greenwood Village, Colorado 80111.

                                    RECITALS

         A. CoBank, as Agent and as a Syndication Party (collectively, the present and future Syndication Parties shall be referred to herein as the "Syndication Parties" and, each, a "Syndication Party") and Borrower entered into that certain Credit Agreement (Term Loan) dated as of November 25, 1997, as amended by that certain First Amendment to Credit Agreement (Term Loan) dated effective as of March 21, 2000 (as further amended, modified, supplemented, restated or replaced from time to time, the "Credit Agreement") pursuant to which the Syndication Parties agreed to make that certain term loan to Borrower in an amount up to $65,000,000.00 under the terms and conditions set forth in the Credit Agreement.

         B. Borrower has requested that the Syndication Parties amend the Credit Agreement in order to modify certain definitions and covenants contained therein, which the Syndication Parties are willing to do under the terms and conditions as set forth in this Second Amendment.

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledge, including the mutual promises and agreements contained herein, the parties hereto hereby agree as follows:

1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is amended as of the Effective Date as follows:

         1.1      Section 1.26 is amended in its entirety to read as follows:

                  1.26 DEBT SERVICE COVERAGE RATIO: for any consecutive four Fiscal Quarters (a) net income (as determined in accordance with GAAP),
         (i) plus depreciation and amortization, (ii) plus the amount of all Unit Retains, (iii) plus cash distributions received from affiliates, and (iv) less retirements of equity (in the form of Unit Retains and the return of the non-cash portion of patronage distributions), cash patronage distributions, and earnings from affiliates, (b) divided by the total principal payments made on all debt. For purposes of this
         Section 1.26, cash distributions received from affiliates calculated for each Fiscal Quarter shall include, but without duplication in the following Fiscal Quarter, those distributions received from affiliates up to and including the last day of the month in which such Fiscal Quarter ends.

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         1.2      A new Section 1.40.5 is added to read as follows:

                  1.40.5 FISCAL QUARTER: the period of approximately three months commencing on the day after the last Saturday of each of the following months: August, November, February and May."

         1.3 Subsection 12.2.2 is amended by changing each reference therein to "Quarter" to read "Fiscal Quarter."

         1.4 Section 12.19 is amended by changing the reference therein to "Quarter" to read "Fiscal Quarter."

         1.5 Section 13.12 is amended by changing the reference therein to "August 31" to read "the last Saturday in the month of August."

         1.6 Section 15.1(c) is amended by changing the reference therein to "12.18" to read "12.19."

         1.7 Subsection 17.4.1 is amended in its entirety to read as follows:

                  17.4.1   BORROWER:

                           U.S. Premium Beef, Ltd.
                           12200 North Ambassador Drive
                           Kansas City, Missouri  64163
                           FAX: (816) 713-8810
                           Attention: Chief Executive Officer

2. CONDITIONS TO EFFECTIVENESS OF THIS SECOND AMENDMENT. The effectiveness of this Second Amendment is subject to satisfaction, in the Agent's sole discretion, of each of the following conditions precedent:

         2.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of Borrower shall be true and correct in all material respects on and as of the Effective Date as though made on and as of such date.

         2.2 NO EVENT OF DEFAULT. No Event of Default shall have occurred and be continuing under the Credit Agreement as of the Effective Date of this Second Amendment.

3.       GENERAL PROVISIONS.

         3.1 NO OTHER MODIFICATIONS. The Credit Agreement, as expressly modified herein, shall continue in full force and effect and be binding upon the parties thereto.

         3.2 SUCCESSORS AND ASSIGNS. This Second Amendment shall be binding upon and inure to the benefit of Borrower and Agent, and their respective successors and assigns, except that Borrower may not assign or transfer its rights or obligations hereunder.

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         3.3      DEFINITIONS. Capitalized terms used, but not defined, in this
Second Amendment shall have the meaning set forth in the Credit Agreement.

         3.4 SEVERABILITY. Should any provisions of this Second Amendment be deemed unlawful or unenforceable, said provision shall be deemed several and apart from all other provisions of this Second Amendment and all remaining provisions of this Second Amendment shall be fully enforceable.

         3.5 GOVERNING LAW. To the extent not governed by federal law, this Second Amendment and the rights and obligations of the parties hereto shall be governed by, interpreted and enforced in accordance with the laws of the State of Colorado.

         3.6 HEADINGS. The captions or headings in this Second Amendment are for convenience only and in no way defined, limit or describe the scope or intent of any provision of this Second Amendment.

         3.7 COUNTERPARTS. This Second Amendment may be executed by the parties hereto in separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. Telefax copies of documents or signature pages bearing original signatures, and executed documents or signature pages delivered by telefax, shall, in each such instance, be deemed to be, and shall constitute and be treated as, an original signed document or counterpart, as applicable.

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         IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to be executed as of the Effective Date.

                                       BORROWER:

                                       U.S. PREMIUM BEEF, LTD., a marketing
                                       cooperative formed under the laws of the State of Kansas

                                       By:    /s/ Steven D. Hunt
                                           --------------------------------
                                       Name:  Steven D. Hunt
                                       Title: Chief Executive Officer

                                       AGENT:

                                       COBANK, ACB

                                       By:    /s/ Joseph R. Slagle
                                           --------------------------------
                                       Name:  Joseph R. Slagle
                                       Title: Assistant Vice President


                                       SYNDICATION PARTY:

                                       COBANK, ACB

                                       By:    /s/ Joseph R. Slagle
                                           --------------------------------
                                       Name:  Joseph R. Slagle
                                       Title: Assistant Vice President

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